UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

August 6, 2026

(Date of earliest event reported)

Katapult Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39116	84-2704291
(State or Other Jurisdiction of Incorporation)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

5360 Legacy Drive, Building 2

Plano, Texas 75024

(Address of principal executive offices)

(Zip Code)

(833) 528-2785

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	KPLT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At a special meeting of stockholders (the “Special Meeting”) held on August 6, 2026, the stockholders of Katapult Holdings, Inc. (“Katapult”) voted to approve the proposals as set forth below. The proposals are described in detail in Katapult’s definitive proxy statement/prospectus filed on Form 424B3 with the Securities and Exchange Commission on July 7, 2026 (the “Proxy Statement/Prospectus”). The voting results regarding each proposal, as determined by Katapult’s Inspector of Election, are set forth below. As of the close of business on July 6, 2026, the record date of the Special Meeting, there were 5,074,343 shares of common stock, par value $0.0001 per share, of Katapult (the “Katapult Common Stock”), outstanding, each of which was entitled to one vote on each proposal at the Special Meeting. At the Special Meeting, a total of 3,273,271 shares of Katapult Common Stock, representing approximately 64.5% of the outstanding shares of Katapult Common Stock entitled to vote, were present or represented by proxy, constituting a quorum to conduct business. As described in the Proxy Statement/Prospectus, HHCF Series 21 Sub, LLC (“Hawthorn”) was entitled to be treated as if it were the holder of 281,938 shares of Katapult Common Stock for purposes of the Special Meeting, due to its holdings of Series A Convertible Preferred Stock, par value $0.0001 per share, (the “Series A Convertible Preferred Stock”) of Katapult. For ease, references in this Current Report on Form 8-K to shares outstanding, quorum requirements for the Special Meeting, and voting results for each proposal are written solely by reference to Katapult Common Stock, and will assume for this purpose that Hawthorn is, by virtue of its ownership of 35,000 shares of Series A Convertible Preferred Stock, the owner of 281,938 shares of Katapult Common Stock (in addition to any other shares of Katapult Common Stock it owns), which shares of Katapult Common Stock were assumed to be outstanding and entitled to one vote per share on each proposal. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Proxy Statement/Prospectus.

Proposal No. 1: To approve the issuance of Katapult Common Stock to the CCFI unitholders, CCFI MIP Holders, holders of CCFI Warrants (assuming cashless exercise before Closing), holders of CCFI Phantom Units, Aaron’s stockholders and Aaron’s MIP Holders in accordance with the terms of the Merger Agreement and the change of control resulting from the Mergers pursuant to NASDAQ Rules 5635(a) and 5635(b) (the “Stock Issuance Proposal”).

The Stock Issuance Proposal was approved by the requisite vote of Katapult’s stockholders.

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,159,047	35,261	78,963	0

Proposal No. 2: To approve and adopt a customary incentive plan with terms substantially comparable to those set forth in the Katapult Holdings, Inc. 2021 Equity Incentive Plan, as amended and pursuant to which at least 9,000,000 shares of Katapult Common Stock will be authorized for issuance (the “2026 Plan Proposal”).

The 2026 Plan Proposal was approved by the requisite vote of Katapult’s stockholders.

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,108,752	84,707	79,812	0

Proposal No. 3: To approve, on a non-binding, advisory basis, the merger-related compensation that may be paid or become payable to Katapult’s named executive officers in connection with the Mergers (the “Compensation Proposal”).

The Compensation Proposal was approved by the requisite vote of Katapult’s stockholders.

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,118,713	56,004	98,554	0

Adjournment of the Special Meeting was deemed not necessary because there was a quorum present and there were sufficient proxies at the time of the Special Meeting to approve the Stock Issuance Proposal.

Pursuant to the terms of the Agreement and Plan of Merger, dated as of December 11, 2025 by and among by and among Katapult, Katapult Merger Sub 1, Inc., a Delaware corporation and wholly-owned indirect subsidiary of Katapult, Katapult Merger Sub 2, LLC, a Delaware limited liability company and wholly-owned indirect subsidiary of Katapult, CCF Holdings LLC, a Delaware limited liability company (“CCFI”), and Aaron’s Intermediate Holdco, Inc., a Delaware corporation (“Aaron’s”) (the “Merger Agreement”), the completion of the proposed transactions remains subject to certain closing conditions, including (1) the absence of any law or governmental order preventing the consummation of the proposed transactions, (2) the shares of Katapult Common Stock to be issued in the proposed transactions having been approved for listing on NASDAQ, subject only to official notice of issuance, (3) the accuracy of the parties’ representations and warranties, subject to certain standards set forth in the Merger Agreement, (4) compliance in all material respects with the parties’ obligations under the Merger Agreement, (5) the absence of a continuing material adverse effect with respect to each of Katapult, CCFI and Aaron’s and (6) delivery and execution of certain documents by the parties.

Cautionary Statement Regarding Forward-Looking Statements

This document contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties, and actual results might differ materially from those discussed in, or implied by, the forward-looking statements. Forward-looking statements are based on the current beliefs and assumptions of the management of Katapult, CCFI and Aaron’s, respectively, and can often be identified by terms and phrases that include “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “should,” “would,” “could,” “may,” “plan,” “project,” “predict,” “will,” “potential,” “forecast,” “target,” “guidance,” “outlook,” or other similar terminology. Various factors may cause actual results to be materially different than the suggested outcomes within forward-looking statements. Accordingly, there is no assurance that such results will be realized. In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements included in this document might not occur or might occur to a different extent or at a different time than described. Actual results may differ materially from the current expectations of Katapult, CCFI and Aaron’s depending on a number of factors affecting their businesses and risks associated with the successful execution of the proposed transactions. In evaluating these forward-looking statements, you should carefully consider the risks described herein. Factors that could have a material adverse effect on operations and future prospects or that could cause events or circumstances to differ from the forward-looking statements include, but are not limited to: (i) the outcome and impact of the proposed transactions, including Katapult, CCFI and Aarons’ ability to recognize the anticipated objectives and benefits thereof; (ii) the occurrence of any event, change or other circumstances that could give rise to the right of one or all of Katapult, CCFI and Aaron’s to terminate the Merger Agreement; (iii) the possibility that the proposed transactions do not close when expected or at all because the conditions to closing are not received or satisfied on a timely basis or at all; (iv) the potential disruptions the proposed transactions may cause in the business operations of Katapult, CCFI and Aaron’s; (v) potential adverse effects of the proposed transactions on the business relationships of Katapult, CCFI and Aaron’s while the proposed transactions are pending; and (vi) changes in Katapult’s share price following the closing of the proposed transactions. These risks, as well as other risks associated with the proposed transactions, are more fully discussed in the Proxy Statement/Prospectus. While the list of factors presented here and in the Proxy Statement/Prospectus are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Katapult’s, CCFI’s or Aaron’s consolidated financial condition, results of operations or liquidity. None of Katapult, CCFI or Aaron’s assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Katapult Holdings, Inc.

By:	/s/ Orlando Zayas
Orlando Zayas
Chief Executive Officer

Date: August 6, 2026

[Signature Page to Form 8-K]